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                                 HIGHMARK FUNDS

                          Supplement dated May 6, 2002
      to the Statement of Additional Information dated November 30, 2001.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION.

1. Under the heading "Sales Charges and Reduction of Waivers" specifically related to the sub-heading "CDSC Waivers" beginning on page B-53 the following information has been inserted as the second paragraph:

    The contingent deferred sales charge is waived on redemption of Class C shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; Section 403(b) of the Code; or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SK-007-01

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